UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2014

Dana Holding Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-1063	26-1531856
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3939 Technology Drive, Maumee, Ohio 43537

(Address of principal executive offices) (Zip Code)

(419) 887-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

Underwriting Agreement

On December 4, 2014, Dana Holding Corporation (“Dana”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., as representative of the several underwriters named therein, relating to the issuance and sale by Dana of $425,000,000 in aggregate principal amount of 5.500% Senior Notes due 2024 (the “Notes”).

The offering of the Notes was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a shelf registration statement on Form S-3ASR (File No. 333-200720) filed with the Securities and Exchange Commission (the “Commission”) on December 4, 2014, which became effective upon filing. The terms of the Notes are described in Dana’s Prospectus dated December 4, 2014, as supplemented by a final Prospectus Supplement dated December 4, 2014, as filed with the Commission on December 5, 2014.

The Underwriting Agreement contains customary representations, covenants and indemnification provisions.

A copy of the Underwriting Agreement is filed as Exhibit 1.1 hereto and is incorporated herein by reference. The above description of the material terms of the Underwriting Agreement is not complete and is qualified in its entirety by reference to the Underwriting Agreement.

Indenture

On December 9, 2014, Dana closed its offering of the Notes. The Notes were issued pursuant to an Indenture, dated as of January 28, 2011, between Dana and Wells Fargo Bank, National Association, as trustee, as supplemented by the Third Supplemental Indenture, dated as of December 9, 2014 (the “Indenture”).

The Indenture provides, among other things, that the Notes will be senior unsecured obligations of Dana. Interest is payable on the Notes on June 15 and December 15 of each year, beginning June 15, 2015. The Notes will mature on December 15, 2024.

Dana may redeem the Notes in whole or in part on or after December 15, 2019 at redemption prices of 102.750%, 101.833%, or 100.917% of the principal amount thereof if the redemption occurs during the 12-month period beginning on December 15, 2019, 2020, or 2021, respectively, and a redemption price of 100.000% of the principal amount thereof on or after December 15, 2022, in each case plus accrued and unpaid interest to (but not including) the redemption date. Prior to December 15, 2017, Dana may redeem up to 35% of the aggregate principal amount of the Notes (calculated after giving effect to any issuance of additional Notes) with the net cash proceeds of one or more equity offerings, at a price equal to 105.500% of the principal amount thereof, plus accrued and unpaid interest to (but not including) the redemption date, provided that at least 50% of the original aggregate principal amount of the Notes (calculated after giving effect to any issuance of additional Notes) remains outstanding after the redemption. Prior to December 15, 2019, Dana also may redeem the Notes in whole or in part at a redemption price equal to 100.000% of the aggregate principal amount thereof, plus accrued and unpaid interest to (but not including) the redemption date plus a “make-whole” premium.

Subject to certain limitations, in the event of a change of control of Dana, Dana will be required to make an offer to purchase the Notes at a purchase price equal to 101.000% of the principal amount of the Notes, plus accrued and unpaid interest to (but not including) the date of purchase.

The Notes will rank equally with all of Dana’s other unsecured senior indebtedness. The Notes will not be initially guaranteed by any of Dana’s subsidiaries. The Notes will be effectively subordinated to any of Dana’s secured indebtedness, to the extent of the assets securing such indebtedness, and to all of the debt and other liabilities of Dana’s subsidiaries that do not guarantee the Notes.

The Indenture contains restrictive covenants that, among other things, limit Dana’s ability to: (i) incur additional debt, (ii) pay dividends and make other restricted payments, (iii) create or permit certain liens, (iv) use the proceeds from sales of assets and subsidiary stock, (v) create or permit restrictions on the ability of Dana’s restricted subsidiaries to pay dividends or make other distributions to Dana, (vi) enter into transactions with affiliates, and (vii) consolidate or merge or sell all or substantially all of Dana’s assets. The foregoing limitations are subject to exceptions as set forth in the Indenture. In addition, if in the future (i) the Notes have been assigned an investment grade rating from either Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s (“S&P”) and a rating from the other rating agency of at least Ba1 in the case of Moody’s or BB+ in the case of S&P, and (ii) no default has occurred and is continuing, certain of these covenants will, thereafter, no longer apply to the Notes for so long as the Notes maintain these specified ratings. The Indenture also provides for customary events of default.

A copy of the Indenture is filed as Exhibit 4.1 hereto and is incorporated herein by reference. The above description of the material terms of the Indenture is not complete and is qualified in its entirety by reference to the Indenture.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Please see the discussion set forth under Item 1.01, “Entry into a Material Definitive Agreement,” of this Form 8-K, which discussion is incorporated herein by reference.

Item 8.01. Other Events.

On December 9, 2014, Dana announced (i) the closing of the registered public offering of the Notes, (ii) the purchase for cash of $343,565,000 aggregate principal amount of the Company’s 6.500% Notes due 2019 (the “2019 Notes”) pursuant to its previously announced tender offer and (iii) the issuance of a notice of redemption in respect of $40,000,000 aggregate principal amount of the 2019 Notes.

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Dana issued a news release in connection with such announcements, a copy of which is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is filed with this report.

Exhibit No.	Description

1.1	Underwriting Agreement, dated December 4, 2014, among Dana Holding Corporation and Citigroup Global Markets Inc. as representative of the several underwriters named therein.

4.1	Third Supplemental Indenture, dated December 9, 2014, with respect to the Indenture, dated January 28, 2011, between Dana Holding Corporation and Wells Fargo Bank, National Association, as trustee.

5.1	Opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP.

23.1	Consent of Paul, Weiss, Rifkind, Wharton & Garrison LLP (included in Exhibit 5.1 hereto).

99.1	Dana Holding Corporation News Release dated December 9, 2014.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANA HOLDING CORPORATION

Date: December 9, 2014	By:	/s/ Marc S. Levin
	Name:	Marc S. Levin
	Title:	Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement, dated December 4, 2014, among Dana Holding Corporation and Citigroup Global Markets Inc. as representative of the several underwriters named therein.

4.1	Third Supplemental Indenture, dated December 9, 2014, with respect to the Indenture, dated January 28, 2011, between Dana Holding Corporation and Wells Fargo Bank, National Association, as trustee.

5.1	Opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP.

23.1	Consent of Paul, Weiss, Rifkind, Wharton & Garrison LLP (included in Exhibit 5.1 hereto).

99.1	Dana Holding Corporation News Release dated December 9, 2014.